April 20, 2011

THE DREYFUS/LAUREL FUNDS, INC. -Dreyfus Money Market Reserves -Dreyfus U.S. Treasury Reserves

Supplement to Current Statement of Additional Information

The following information supplements and should be read in conjunction with the information contained in the Fund’s section of the Statement of Additional Information entitled “Investment Techniques”:

Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the SEC, the Fund may lend money to, and/or borrow money from, certain other funds advised by Dreyfus or its affiliates.  All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds.  The Fund’s participation in the Program must be consistent with its investment policies and limitations.  The Fund will borrow through the Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements.  Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days.  Loans may be called on one day’s notice.  Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.